MARCH 16, 2018

SUPPLEMENT TO

Hartford Schroders Global Strategic Bond Fund

A SERIES OF THE HARTFORD Mutual Funds II, Inc.

SUMMARY PROSPECTUS FOR Hartford Schroders Global Strategic bond Fund

DATED MARCH 1, 2018

AND

hartford schroders funds PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED MARCH 1, 2018

This Supplement contains new and additional information and should be read in connection with your

Summary Prospectus and Prospectus.

Effective March 16, 2018, James Lindsay-Fynn is no longer a portfolio manager for Hartford Schroders Global Strategic Bond Fund (the “Fund”). Accordingly, effective immediately, the Fund’s Summary Prospectus and the Hartford Schroders Funds Prospectus are amended to remove Mr. Lindsay-Fynn as a member of the Fund’s portfolio management team and all references to Mr. Lindsay-Fynn are deleted in their entirety.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

HV-7367	March 2018